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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 23, 2001
                                                  -----------------

                                  DYNAGEN, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   001-11352                   04-302787
   ------------------           ---------------            -----------------
(State or other jurisdic-         (Commission                 (IRS Employer
 tion of incorporation)           File Number)            Identification Number)


        200 HIGHLAND AVENUE, SUITE 301, NEEDHAM, MASSACHUSETTS   02494
             (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (781) 449-4926
                                                   --------------


          1000 Winter Street, Suite 2700, Waltham, Massachusetts 02451
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 23, 2001, pursuant to an Agreement and Plan of Merger between DynaGen, Inc. ("DynaGen"), RxBazaar.com, Inc. ("RxBazaar") and Superior Pharmaceutical Company, a direct and wholly-owned subsidiary of DynaGen ("Superior"), RxBazaar acquired Superior in a cash merger (the "Merger"). As a result of the Merger, DynaGen received a cash payment of $4,000,000, RxBazaar became obligated to pay DynaGen and DynaGen's subsidiary, Able Laboratories, Inc., approximately $1,000,000 in respect of existing intercompany advances and accounts payable that were eliminated as intercompany accounts on DynaGen's consolidated financial statements, and RxBazaar assumed DynaGen's existing 13.5% senior subordinated debt in the amount of $2,248,875 (the "Subordinated Debt"). DynaGen shall remain liable for the Subordinated Debt as a guarantor. In addition, the holders of the Subordinated Debt may convert such debt, in whole or in part, into common stock of DynaGen or RxBazaar, and DynaGen has agreed to register for resale any shares of DynaGen common stock issued upon conversion of the Subordinated Debt. The purchase price and terms of the Merger were determined in arms-length negotiations between the parties.

         The Merger was approved by DynaGen's stockholders at a Special Meeting of Stockholders on November 27, 2000.

         In addition, DynaGen entered into an Exchange and Purchase Agreement dated February 15, 2001, with equity investors of RxBazaar. The Exchange and Purchase Agreement gives the RxBazaar investors the right to exchange shares of RxBazaar's Series A Preferred Stock for shares of DynaGen's Series O Preferred Stock. DynaGen has also agreed to register the shares of Series O Preferred Stock for resale.

         Various relationships exist between DynaGen and RxBazaar. As of February 23, 2001, DynaGen beneficially owned 1,700,000 shares or 8.5% of the common stock of RxBazaar and had a warrant to purchase an additional 1,200,000 shares at a price of $2.50 per share. Also, as of February 23, 2001, Dhananjay
G. Wadekar, the President, Chief Operating Officer and a Director of DynaGen, owned 2,066,667 shares or 10.3% of the outstanding stock of RxBazaar, two trusts for the benefit of Mr. Wadekar's minor children owned a total of 2,000,000 shares or 10% of the outstanding stock of RxBazaar and Mr. Wadekar's wife owned 66,667 shares or 0.3% of the outstanding stock of RxBazaar. Mr. Wadekar is also a Director of RxBazaar. C. Robert Cusick, the Chief Executive Officer and a Director of DynaGen, is also the Executive Vice President and a Director of RxBazaar and owns 4,133,333 shares or 20.5% of the outstanding stock of RxBazaar. A special committee of three outside directors who have no connection with or relationship to RxBazaar was appointed to review the terms of the Merger. The special committee was aware of the interests described above and took these interests into account in approving the proposed business combination. Because of these relationships, the Merger was negotiated on DynaGen's behalf primarily by one of its outside directors, who has no connection with or relationship with RxBazaar. The special committee approved the Merger, as did the full Board of Directors.


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ITEM 5.  OTHER EVENTS.

         Changes in Officers of DynaGen
         ------------------------------
         On March 7, 2001, C. Robert Cusick resigned as President of DynaGen, and the Board of Directors elected Dhananjay G. Wadekar as the President and Chief Operating Officer of DynaGen.

         Amendment of Description of Capital Stock
         -----------------------------------------
         DynaGen hereby amends the discussion under the caption "Description of Securities" in its registration statement on Form 8-A under the Securities Exchange Act of 1934, as amended, filed August 19, 1992 and amended through a Current Report on Form 8-K filed October 6, 2000. The "Description of Securities" is set forth as Exhibit 99.15 to this Current Report on Form 8-K.

         Sale of Generic Distributors, Inc. Subsidiary
         ---------------------------------------------
         On December 29, 2000, pursuant to an Asset Purchase Agreement between DynaGen, Louisiana Wholesale Drug Company ("LWD") and Generic Distributors, Inc., a direct and wholly-owned subsidiary of DynaGen ("GDI"), DynaGen sold substantially all of the assets of GDI to LWD. DynaGen received a cash payment of $1,510,773.63 from LWD and LWD assumed DynaGen's intercompany payable to GDI. The purchase price and terms of the disposition were determined in arms-length negotiations between the parties.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of Business Acquired.

               Not applicable.

         (b)   Pro Forma Financial Information.

               The following unaudited pro forma financial information of DynaGen is filed as Exhibit 99.16 to this report and incorporated herein by reference:

               Pro forma Balance Sheet (Unaudited) as of September 30, 2000;

               Pro forma Statement of Loss (Unaudited) for the year ended December 31, 1999; and

               Pro forma Statement of Loss (Unaudited) for the nine months ended September 30, 2000.




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         (c)   Exhibits.

               Exhibit
               Number       Description
               -------      -----------

                2.1 Agreement and Plan of Merger dated October 20, 2000, among DynaGen, Inc., RxBazaar.com, Inc., RxBazaar.com Acquisition Corp. and Superior Pharmaceutical Company (filed as Appendix A to Registrant's Definitive Proxy Statement dated November 3, 2000, and incorporated by reference)

                2.2 Asset Purchase Agreement dated December 29, 2000, among Louisiana Wholesale Drug Company, Inc., Generic Distributors, Inc. and DynaGen, Inc.

                4.1 Contingent Stock Purchase Warrant dated February 23, 2001, issued by DynaGen, Inc. to FINOVA Mezzanine Capital Inc.

                4.2 Contingent Stock Purchase Warrant dated February 23, 2001, issued by DynaGen, Inc. to Argosy Investment Partners, L.P.

                4.3 Secured Promissory Note dated February 23, 2001, issued by DynaGen, Inc. to FINOVA Mezzanine Capital Inc. in the principal amount of $500,000.

                4.4         Secured Promissory Note dated February 23, 2001.
                            issued by DynaGen, Inc. to Argosy Investment
                            Partners, L.P. in the principal amount of $250,000.

                4.5 Certificate of Designations, Preferences and Rights of Series O Preferred Stock of DynaGen, Inc.

                4.6 Registration Rights Agreement dated February 15, 2001 among DynaGen, Inc., Kenilworth LLC and The Endeavour Capital Investment Fund S.A.

                99.1 Exchange and Purchase Agreement dated February 15, 2001, among DynaGen, Inc., Kenilworth LLC and The Endeavor Capital Investment Fund S.A.

                99.2 First Amended and Restated Loan Agreement dated February 23, 2001, among DynaGen Inc., RxBazaaar.com, Inc., Superior Pharmaceutical Company, Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.

                99.3 Unconditional Guaranty dated February 23, 2001, among DynaGen, Inc., Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.


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                99.4        Credit Agreement dated February 23, 2001, among
                            DynaGen, Inc., Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.

                99.5 Unconditional Guaranty dated February 23, 2001, among Able Laboratories, Inc., Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.

                99.6 Security Agreement dated February 23, 2001, between Able Laboratories, Inc. and FINOVA Mezzanine Capital Inc.

                99.7 Intercreditor Agreement dated February 21, 2001, among Triple L Ltd., K&L Financial, Inc., Northway State Bank, FINOVA Mezzanine Capital Inc., Argosy Investment Partners, L.P., U.S. Bank Trust National Association and Able Laboratories, Inc.

                99.8 Assignment and Assumption Agreement dated February 23, 2001, among DynaGen, Inc., Able Laboratories, Inc. and Superior Pharmaceutical Company.

                99.9 Asset Purchase Agreement dated February 16, 2001, between Able Laboratories, Inc. and Triple L, Ltd.

                99.10 Bill of Sale dated February 16, 2001, between Able Laboratories, Inc. and Triple L, Ltd.

                99.11 Equipment Lease Agreement dated February 16, 2001, between Able Laboratories, Inc. and Triple L, Ltd.

                99.12 Indemnity and Stock Issuance Agreement dated February 15, 2001, among DynaGen, Inc., Infusion Capital Investment Corporation and Ocean Marketing Corporation

                99.13 Guaranty and Pledge Agreement dated February 15, 2001, among DynaGen, Inc., RxBazaar.com, Inc., Kenilworth LLC, Infusion Capital Investment Corporation and Ocean Marketing Corporation

                99.14 Bill of Sale dated December 29, 2000, between Generic Distributors, Inc. and Louisiana Wholesale Drug Company, Inc.

                99.15       Description of Capital Stock

                99.16       Unaudited pro forma financial statements





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    DynaGen, Inc.


                                    By: Dhananjay G. Wadekar
                                        -----------------------
                                        Dhananjay G. Wadekar
                                        President and Chief Operating Officer
Date: March 9, 2001
































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                                  EXHIBIT INDEX

               Exhibit
               Number       Description
               ------       -----------

                2.1 Agreement and Plan of Merger dated October 20, 2000, among DynaGen, Inc., RxBazaar.com, Inc., RxBazaar.com Acquisition Corp. and Superior Pharmaceutical Company (filed as Appendix A to Registrant's Definitive Proxy Statement dated November 3, 2000, and incorporated by reference)

                2.2 Asset Purchase Agreement dated December 29, 2000, among Louisiana Wholesale Drug Company, Inc., Generic Distributors, Inc. and DynaGen, Inc.

                4.1 Contingent Stock Purchase Warrant dated February 23, 2001, issued by DynaGen, Inc. to FINOVA Mezzanine Capital Inc.

                4.2 Contingent Stock Purchase Warrant dated February 23, 2001, issued by DynaGen, Inc. to Argosy Investment Partners, L.P.

                4.3 Secured Promissory Note dated February 23, 2001, issued by DynaGen, Inc. to FINOVA Mezzanine Capital Inc. in the principal amount of $500,000.

                4.4         Secured Promissory Note dated February 23, 2001.
                            issued by DynaGen, Inc. to Argosy Investment
                            Partners, L.P. in the principal amount of $250,000.

                4.5 Certificate of Designations, Preferences and Rights of Series O Preferred Stock of DynaGen, Inc.

                4.6 Registration Rights Agreement dated February 15, 2001 among DynaGen, Inc., Kenilworth LLC and The Endeavour Capital Investment Fund S.A.

                99.1 Exchange and Purchase Agreement dated February 15, 2001, among DynaGen, Inc., Kenilworth LLC and The Endeavor Capital Investment Fund S.A.

                99.2 First Amended and Restated Loan Agreement dated February 23, 2001, among DynaGen Inc., RxBazaaar.com, Inc., Superior Pharmaceutical Company, Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.

                99.3 Unconditional Guaranty dated February 23, 2001, among DynaGen, Inc., Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.

                99.4 Credit Agreement dated February 23, 2001, among DynaGen, Inc., Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.

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                99.5        Unconditional Guaranty dated February 23, 2001,
                            among Able Laboratories, Inc., Argosy Investment Partners, L.P. and FINOVA Mezzanine Capital Inc.

                99.6 Security Agreement dated February 23, 2001, between Able Laboratories, Inc. and FINOVA Mezzanine Capital Inc.

                99.7 Intercreditor Agreement dated February 21, 2001, among Triple L Ltd., K&L Financial, Inc., Northway State Bank, FINOVA Mezzanine Capital Inc., Argosy Investment Partners, L.P., U.S. Bank Trust National Association and Able Laboratories, Inc.

                99.8 Assignment and Assumption Agreement dated February 23, 2001, among DynaGen, Inc., Able Laboratories, Inc. and Superior Pharmaceutical Company.

                99.9 Asset Purchase Agreement dated February 16, 2001, between Able Laboratories, Inc. and Triple L, Ltd.

                99.10 Bill of Sale dated February 16, 2001, between Able Laboratories, Inc. and Triple L, Ltd.

                99.11 Equipment Lease Agreement dated February 16, 2001, between Able Laboratories, Inc. and Triple L, Ltd.

                99.12 Indemnity and Stock Issuance Agreement dated February 15, 2001, among DynaGen, Inc., Infusion Capital Investment Corporation and Ocean Marketing Corporation

                99.13 Guaranty and Pledge Agreement dated February 15, 2001, among DynaGen, Inc., RxBazaar.com, Inc., Kenilworth LLC, Infusion Capital Investment Corporation and Ocean Marketing Corporation

                99.14 Bill of Sale dated December 29, 2000, between Generic Distributors, Inc. and Louisiana Wholesale Drug Company, Inc.

                99.15       Description of Capital Stock

                99.16       Unaudited pro forma financial statements


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